TO OUR SHAREHOLDERS


The end of June marked the first full quarter of operation, as well as the end of the first fiscal year for the Morgan Keegan Select Fund. The Select Fund family began operations March 22, 1999 offering two portfolio options: the Intermediate Bond Fund and the High Income Fund. These two fixed income vehicles offer complementary investment alternatives to the existing Morgan Keegan Southern Capital Fund, which invests solely in common stock.

Many new mutual funds experience significant asset growth in the initial months of operation, and we are pleased to report that the Select Fund is no exception. Since opening to investors, our assets have increased to more than $12 million and we believe that trend will continue.

In addition, both portfolios turned in a respectable performance over the last quarter when measured against their respective benchmarks. The Intermediate Bond portfolio total return was down .32%* versus the Lehman Aggregate Intermediate Index which finished the quarter down .45%. The High Income portfolio turned in a 2.78%* total return compared to the Lehman BB High Yield Indexs -.47%.

Both Fund portfolios benefited from being able to invest new funds in a declining market. This situation allowed us to select-ively purchase attractive assets as fixed income markets came under pressure. Our value-oriented style also played an important role, in that the selection of out of favor or undervalued securities provided some downside protection, as both debt and equity markets experienced meaningful corrections.

A close look at the market conditions driving this performance reveals some extraordinary forces at work. On the one hand, economic fundamentals have been strong and helped produce a solid round of corporate earnings, but at the same time, credit spreads have continued to widen. This is unusual, because normally a strong economy produces strong corporate and individual balance sheets, which together, should cause spreads to tighten.

So why are spreads expanding? This answer lies in a supply/ demand imbalance. The crisis events of 1998 and the impending Y2K date have created strong demand for liquid assets and a lower risk profile among market participants. In other words, both corporate issuers (supply) and investors (demand) want cash going into the new millennium. This puts both the suppliers and buyers in the awkward position of being on the supply side of the market, creating far more sellers than buyers. In order to induce investors to spend their cash on debt instruments, corporations have had to issue debt offerings at higher yields.

This, in turn, has created some very attractive investment opportunities and helped the portfolios get off to a very positive start. We are very pleased to have finished our first full quarter with such strong performance and asset growth. The Select Fund was designed to address specific financial needs, while adding greater flexibility to the investment program available to Morgan Keegans clients. This first quarter has been a decisive step in that direction, and we want to thank you for investing with us and making the launch of the Select Fund such a success.


Allen Morgan, Jr.                        Jim Kelsoe
President and Director                 Portfolio Manager

Below are the load-adjusted performance figures for the Morgan Keegan Select Funds Intermediate Bond and High Income portfolios for the three months ended June 30, 1999.

Intermediate Bond Fund
     Class A shares           	-2.27%
     Class C shares          	-0.47%
     Class I shares            	-0.32%

Class A shares carry a maximum sales load of 2% with a 12b-1 fee of .25%. Class C shares carry no sales load but have a 12b-1 fee of .60%. Class I shares carry no sales load or 12b-1 fee.

High Income Fund
     Class A shares           	0.06%
     Class C shares           	2.59%
     Class I shares            	2.78%

Class A shares carry a maximum sales load of 2.5% with a 12b-1 fee of .25%. Class C shares carry no sales load but have a 12b-1 fee of .75%. Class I shares carry no sales load or 12b-1 fee.

*The performance cited represents that of the Class I shares for both portfolios, which do not carry a sales load. Past performance is not indicative of future results. Share price and return will vary, so you may have a gain or loss of principal when you sell your shares.


INTERMEDIATE BOND FUND


Asset Backed Securities - Investment Grade - 42.3%
$100,000	Amresco Residential 1997-2 M2F, 7.665% 6/25/27	A+	98,195     99,687
165,000	Cityscape Home Equity 1997-4 M2, 7.71% 10/25/18	A	153,111    148,603
100,000	Comm 1999-1 F, 7.239% 10/15/08	A	                  90,973	    88,687
300,000	Deutsche Mtg. & Asset 1998-C1 C, 6.861% 3/15/08	A	297,680    291,562
199,854	Empire Funding 1998-1 B1, 8.56% 6/25/24	BBB	      165,545    167,752
300,000	Empire Funding 1998-2 B1, 9.03% 6/25/24	BBB	      239,151    239,250
150,000	First Plus  1997-2 M2, 7.59% 4/10/23	A	           142,164    142,125
300,000	First Plus  1998-2 M2, 7.51% 5/10/24	AAA	         274,606    272,812
300,000	First Plus  1998-1 B1, 7.63% 1/10/24 (a)	BBB      241,526	   243,843
300,000	GMACC 1997-C1 A3, 6.869% 8/15/07	A	               307,719	   295,875
 40,000	Green Tree Fin. Corp 1998-E HEM2, 7.27% 6/15/28	A  39,078	    38,725
200,000	Green Tree Fin. Corp 1997-4 B1, 7.23% 2/15/29	BBB 191,200	   190,687
150,000	Impac Secured Assets 1998-1 M2, 7.77% 7/25/25	A	  141,004    136,312
 50,000	The Money Store, 7.495% 5/15/30	A	                 45,638	    48,234

170,000	Nationslink Funding 1996-1 A2, 7.515% 7/20/05	AAA	172,250    172,815
		                                                      2,599,840	 2,576,969
Corporate Bonds - Investment Grade - 47.9%
			Automobile Manufacturers - 7.8%
250,000	Ford Motor Credit Co., 5.75% Bond 2/23/04	A	      243,934    240,840
250,000	General Motors Acc Corp., 6.15% Bond 4/05/07	A    242,817	   238,149
					                                                     486,751	   478,989
		Banks - 0.9%
	50,000	Regions Fin. Corp., 7.75% Bond 9/15/24	A	          52,834    	53,156

		Brokerage and Investment - 9.3%

350,000	Lehman Bros Hdlg.,6.125% Bond 7/15/03	 A	         340,833    337,272
250,000	Merrill Lynch & Co.,6.00% Bond 2/17/09	AA	        236,306    230,171
					                                                     577,139	   567,443
	Financial - 1.6%
100,000 Provident Companies, 6.375% Bond 7/15/05	BBB+	    100,753    	97,131
		Machinery - 0.4%
25,000 Thermo Electron Corp., 7.625% Bond 10/30/08	A	      24,730     23,882

		Optical Supplies - 5.7%
400,000 Sola International, 6.875% Bond 3/15/08	BBB	      370,063    350,656

		Real Estate Investment Trusts - 2.1%
75,000	American Health Properties, 7.50% Bond 1/5/07	BBB	  68,650     66,365
60,000 New Plan Realty, 6.80% Bond 5/15/02	A	              60,389	    60,137

		                                                     			129,039	   126,502
		Retail - Auto Parts - 4.0%
250,000 Autozone, 6.00% Bond 11/01/03	A	                  244,612	   241,824

		Special Purpose Entity - 10.6%
	175,000	BHP Finance USA LTD., 6.42% Bond 3/01/26	A	      172,622   	171,269
	500,000	Deutsche Bank Cap Fund, 7.872% 12/29/49 (a)	AA  	500,000	   477,515
					                                                     672,622	   648,784
		Telecommunications - 3.9%
	250,000	AT&T Corporation, 6.00% Bond 3/15/09	AA	         240,518   	235,414
		Transportation - 1.6%
	100,000	US Freightways, 6.50% Bond 5/01/09	A	             99,204	    95,124
					                                                   2,998,265	 2,918,905
Corporate Bonds - Non-Investment Grade - 6.3%
	Containers - Metal/Glass - 3.3%
	200,000	Owens-Ill. Inc., 8.10% Bond 5/15/07	BB+	         197,948	   198,831

		Financial - 1.5%
	100,000	Advanta Corporation, 7.47% Bond 9/10/01	BB	       93,734    	91,881
		Retail - Apparel/Shoes - 1.5%
	100,000	Woolworth Corp., 6.98% Bond 10/15/01	BB	          89,856    	93,858
					                                                     381,538	   384,570

Mortgage Backed Securities - 3.5%
	Collateralized Mortgage Obligation
	215,000	Fed National Mort Assn. G93-19 N, 7.20%  4/25/23
	AAA	                                                     217,406	   216,612
Total Investments In Securities		                       6,197,049	 6,097,056



(a) Securities sold within the terms of a private placement memorandum,
(b) exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other accredited investors.
         These issues have been determined by the Advisor to be liquid. The aggregate value of these securities at June 30, 1999, was
         $721,358 which represents 11.8% of total net assets.

(c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.


HIGH INCOME FUND

Asset Backed Securities - Investment Grade - 36.0%
$100,000 	Comm 1999-1 F, 7.239% 10/15/08	BBB-	             90,973	   88,687
	219,839		Empire Funding 1998-1 B1, 8.56% 6/25/24	BBB	    184,632 	 184,528
	1,788,750		Empire Funding 1998-2 B1, 9.03% 6/25/24	BBB	1,426,563	1,426,528
	120,000		First Plus 1997-4 B1, 7.69% 9/11/23 BBB	         98,507	   97,387
	200,000		First Plus 1998-1 B1, 7.63% 1/10/24 BBB	        161,016	  162,562
	125,000		Green Tree 1997-4 B1, 7.23% 2/15/29	BBB        	119,500	  119,179
					                                                   2,081,191 2,078,871
Asset Backed Securities - Non-Investment Grade - 13.8%
		500,000		First Plus 1997-4 B2, 8.52% 9/11/23 (a 	BB	    275,558	  262,187
	1,000,000		First Plus 1998-2 B2,8.36% 5/10/24 (a)	B     	532,266	  532,500
					                                                     807,824	  794,687
Corporate Bonds - Investment Grade - 4.6%
	Optical Supplies
	300,000		Sola International, 6.875% Bond 3/15/08	BBB	    277,211  	262,992

Corporate Bonds - Non-Investment Grade - 22.2%
		Containers - Metal/Glass - 5.1%

	300,000		Owens-Ill. Inc.,8.10% Bond 5/15/07	BB+	         304,235  	298,247
			Finance - Consumer - 1.4%
100,000		Macsaver Financial, 7.875% Bond 8/01/03	BB+	      73,390   	82,000

			Financial - 3.2%

	200,000		Advanta Corporation 7.47% Bond 9/10/01	BB	      187,469   183,762
			Medical - Hospitals - 3.2%

200,000		Columbia/HCA, 6.91% Bond 6/15/05	BB+	            183,529	  182,671

			Retail - Apparel/Shoes - 2.4%
150,000		Woolworth Corporation, 6.98% Bond 10/15/01	BB	   134,852  	140,787
			Retail - Petroleum Products - 4.8%

	300,000		Clark USA Inc., 10.875% Bond 12/01/05	B+	       277,469  	274,500

			Telecommunications - 2.1%
200,000		Level 3 Communications, Bond 12/01/08  	B	       122,291   122,500
			(Zero coupon through 12/01/2003, thereafter 10.50%)

		                                                   			1,283,235	1,284,467

Mortgage Backed Securities - 18.8%
	Collateralized Mortgage Obligation						467,590
	Hanover SPC-2 1998-B 3E, 6.25% 10/01/14 (a)	BB	          398,284	  397,451
			451,873 	Norwest Asset Secs. 1999-15 B6, 6.25% 6/25/14
 (subordinate class) (a)	Non-rated	                       114,017	  112,968
		779,187	CS First Boston Mtg. 1998-1 B2, 6.75% 9/25/28
 (subordinate class) (a)	Non-rated	                       602,386	  577,816
				                                                    1,114,687 1,088,235
Stocks - 4.6%
(shares)
	850	Cendant Corporation		                                 28,472	   29,218
		3,700	General Growth Properties		                        85,571	   88,800
	3,000	Star Gas Partners		                                 48,247	   51,750
	4,700	US Restaurant Properties		                          90,081	   97,237
				                                                      252,371	  267,005
Total Investments in Securities                         5,816,519	5,776,257


(a) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other accredited investors.
        These issues have been determined by the Advisor to be liquid. The aggregate value of these securities at June 30, 1999, was
         $2,142,871 which represents 37.1% of total net assets.

(b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.



STATEMENTS OF OPERATIONS

                                                			Intermediate	  High Income
			                                                  Bond Fund	      Fund
Assets:
	Investments, in securities as detailed in the accompanying schedules at
market 	                                            $6,097,056	    $5,776,257
		(cost $6,197,049 and $5,816,519 respectively)
	Cash on deposit with custodian	                        73,815	       162,010
	Accrued interest	                                      81,471	        65,027
	Receivable for fund shares sold		                                     69,340
	Due from affiliates	                                   16,261	        12,902
TOTAL ASSETS	                                        6,268,603      6,085,536

Liabilities:
	Accrued expenses	                                      10,590	        10,621
	Distributions payable	                                 37,626	        49,842
Total Liabilities	                                      48,216	        60,463
Net Assets	                                          6,220,387	     6,025,073

Net Assets consist of:
	Net unrealized depreciation of investments
	Net proceeds of capital stock, par value $.001 per share-
	authorized 1 billion shares	                        6,319,945	     6,065,335
	Accumulated net realized gain from sale of investments	   435
NET ASSETS	                                         $6,220,387	    $6,025,073

Shares Outstanding and Net Asset Value Per Share:
	Class A shares
		Net Assets	                                       $3,164,863	    $1,028,584
		Shares outstanding	                                  321,529	       101,096
		Net Asset Value per share	                             $9.85        	$10.17
	Class C shares
		Net Assets	                                       $1,986,591	    $4,064,709
		Shares outstanding	                                  201,633       	399,451
		Net Asset Value per share	                             $9.85	        $10.18
	Class I shares
		Net Assets	                                       $1,068,933	      $931,780
		Shares outstanding	                                  108,498	        91,563
		Net Asset Value per share                             	$9.85	        $10.18

See accompanying notes to audited financial statements.

                                               			Intermediate	    High Income
			                                                 Bond Fund	         Fund
Investment Income:
	Interest	                                            $67,823	       $76,597
	Dividends	        	                                                   2,268
			                                                    67,823	        78,865

Expenses:
	Management fee	                                        3,709	         5,823
	Distribution fee	                                      2,462	         4,084
	Legal fees	                                            1,000	         1,000
	Audit fees	                                            7,500	         7,500
	Accounting and transfer agent fees 	                  10,500	        10,500
	Custodian costs	                                       1,063	         2,057
	Registration fees	                                     1,000	         1,000
	Directors fees	                                        1,500	         1,500
	Other	                                                 2,187	         1,194
	Less:  Fee waiver from Advisor in excess of limit    (22,432)       (22,809)
			                                                     8,489	        11,849
Net Investment Income	                                 59,334	        67,016

Realized and Unrealized Gains (Losses) on Investments:
	Change in unrealized depreciation for the period
	Net realized gain on securities	                         435
Increase (decrease) in net assets resulting from op		$(40,224)       $26,754
See accompanying notes to audited financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                			Intermediate	   High Income
			                                                  Bond Fund	        Fund
Increase (decrease) in net assets from operations:
	Net investment income	                                $59,334	     $67,016
	Unrealized depreciation, net		                        (99,993)     (40,262)
	Net realized gain from securities transactions	           435
	Increase (decrease) in net assets resulting from op		 (40,224)      26,754

	Distributions to shareholders from net investment income:
		Class A		                                            (30,196)     (11,450)
		Class C		                                            (18,933)     (45,189)
		Class I		                                            (10,205)     (10,377)
	Total distributions to shareholders		                 (59,334)     (67,016)


	Proceeds from shares sold:
		Class A (323,608 and 99,221 shares)	              3,243,277     1,013,308
		Class C (199,791 and 397,050 shares)	             1,993,465	    4,072,293
		Class I (105,780 and 93,206 shares) 	             1,058,501	      953,654
	Proceeds from sales of shares as a result of reinvested dividends:
		Class A (766 and 232 shares) 	                        7,621	        2,382
		Class C (179 and 734 shares)	                         1,783	        7,554
		Class I (1,051 and 295 shares)	                      10,540	        3,038
	Less Shares Redeemed:
		Class A (4,511 and 24 shares) 			                   (45,198)         (249)
		Class I (4 and 3,604 shares)		                          (44)      (36,645)
	Net Increase in Net Assets from share transactions 6,269,945    	6,015,335
Total Increase In Net Assets	                       6,170,387	    5,975,073
NET ASSETS:
	Beginning of Period	                                  50,000	       50,000
	End of Period 	                                   $6,220,387	   $6,025,073
See accompanying notes to audited financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1:  Summary of Significant Accounting Policies
Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund (the Funds) are separate diversified investment portfolios and series of capital stock of Morgan Keegan Select Fund, Inc., an open-end management investment company. The investment objectives of the Funds are as follows:

	The objective of the Morgan Keegan Intermediate Bond Fund is total return
			(including capital appreciation and income) by investing in
investment grade, 			fixed income debt securities. The Morgan
Keegan Intermediate Bond Fund will 			invest at least 65% of total
assets in investment grade, intermediate term
	maturity bonds with average effective maturities between 3 and 10 years.

	The objective of the Morgan Keegan High Income Fund is total return
(includ-			ing capital appreciation and income) by investing in
below investment grade, 			fixed income debt securities. The
Morgan Keegan High Income Fund primari-			ly invests in debt
securities rated below investment grades by Standard and 			Poors
or Moodys rating agency.

All organizational costs will be unconditionally absorbed by Morgan Asset
	Management, Inc. (the Advisor).

The inception of the Funds was January 13, 1999, and the commencement of
	operations was March 22, 1999. The only transaction prior to March 22, 1999 was the initial contribution of $50,000 for each Fund from the Advisor on
	January 13, 1999.

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation:
Investments in securities traded on national securities exchanges are stated at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term securities are valued at amortized cost or original cost plus accrued interest, both of which approximate market.

Federal Income Taxes:
	The Funds policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Other Policies:
	The Funds follow industry practice and records security transactions on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest is recognized on an accrual basis.

Repurchase Agreements:
	It is the Funds policy for securities purchased under agreements to resell to have market value equal to or greater than the Funds purchase price and to have such securities taken into possession by the Funds custodian.

Use of Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Note 2:  Multiple Class Structure and Plan of Distribution
A multiple class structure has been adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, on behalf of each Fund. Each Fund offers three share classes Class A, Class C and Class I. Class A shares are sold with an initial sales charge. Class C shares are sold without an initial sales charge and are subject to a contingent deferred sales charge within the first year of purchase. Class I shares are sold without sales charges of any kind and are available only to certain retirement accounts and other special programs. The Class A and Class C shares at each Fund have a distribution plan pursuant to
 Rule 12b-1 under the Investment Company Act of 1940, as amended.

Note 3:  Payment to Related Parties
Morgan Asset Management, Inc. is the investment advisor for each Fund. Morgan Keegan and Company, Inc. acts as a distributor of each of the Funds shares under a plan of distribution pursuant to Rule 12b-1. Investment advisory and management fees and 12b-1 distribution fees are based on a percentage of each Funds average daily net assets value. The following chart represents sales charges and fees:

Morgan Keegan Intermediate Bond Fund
	                     Class A   Class C	  Class I
Initial Sales Charge	   2.00%
Deferred Sales Charge		          1.00%
Investment Advisory Fee	 0.40%	  0.40%	    0.40%
12b-1 Fees	              0.25%	  0.60%

Morgan Keegan High Income Fund
	                     Class A 	Class C	Class I
Initial Sales Charge	   2.50%
Deferred Sales Charge		          1.00%
Investment Advisory Fee	0.75%	   0.75%	   0.75%
12b-1 Fee	              0.25%	   0.75%

Morgan Keegan and Company, Inc. provides funds accounting services  and transfer agent services for each Fund. The Advisor has agreed to waive its fee and to reimburse each Fund for its first twelve months of operations to the extent each
Funds annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) exceed the following:
		                                     Class A	    Class B	    Class C
Morgan Keegan Intermediate Bond Fund		   0.90%      1.25%       0.65%
Morgan Keegan High Income Fund		         1.25%      1.75%       1.00%

Note 4:  Capital Share Transactions
At June 30, 1999, there were 1 billion shares of .001 par value capital shares
	authorized, and paid-in capital was $6,319,829 for the Morgan Keegan Intermediate Bond Fund and $6,065,255 for the Morgan Keegan High Income Fund.

Note 5:  Investment Securities
Information related to investment securities (excluding short-term investments) By portfolio in 1999 is as follows:

                      			Morgan Keegan	        Morgan Keegan
		                  Intermediate Bond Fund   	 High Income Fund
Cost of purchases		         $6,388,114	        $5,816,519
Proceeds from sales		          191,500	          	    0

Securities with appreciation	   15,062	            35,778
Securities with depreciation	 (115,055)           (76,040)

Unrealized depreciation       $(99,993) 	        $(40,262)



FINANCIAL HIGHLIGHTS


			       Intermediate	                                    High Income
	           Bond Fund	                                       Fund

			            CLASS A	   CLASS C	    CLASS I	     CLASS A  	CLASS C  	CLASS I
	Net Asset Value, beginning of period
                $10.00	    $10.00	     $10.00      	$10.00	   $10.00	   $10.00
Income (loss) from Investment Operations:
	Net Inv Inc      0.16	      0.15	       0.16	        0.20	     0.18	     0.20
	Net Gains (loss) on Securities
                 (0.15)     (0.15)      (0.15)        0.17	     0.18	     0.18
	Total from Investment Operations
                  0.01	      0.00	       0.01	        0.37	     0.36	     0.38
Less Distributions:
	Dividends (from net investment income)
                 (0.16)     (0.15)	  			(0.16)       (0.20)   (0.18)    (0.20)
	Net Asset Value, end of period
                  9.85	      9.85	       9.85	       10.17	   10.18	    10.18
	Total Return *	  0.06%		   (0.04%)      0.13%	       3.69%	   3.64%	    3.85%
Ratios/Supplemental Data
	Net Assets, end of period
             $3,164,863	$1,986,591	$1,068,933 	$1,028,584	$4,064,710 	$931,780
	Expenses to Average Net Assets **	0.90%	1.25%	0.65%	1.25%	1.75%	1.00%
	Net Investment Income to Average Net Assets	6.48%	6.22%	6.82%	8.74%
	8.65%	9.40%
	Portfolio Turnover Rate	6.66%	 6.66%	   6.66%	        0%	      0%	       0%

*Total return does not include front end sales load.
**3.41%, 3.82%, 3.13%, 4.39%, 4.86%, and 4.02% before excess reimbursement and fee waiver from Advisor for classes A, C and I of the Intermediate Bond Fund and High Income Fund, respectively.
See accompanying notes to audited financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Morgan Keegan Select Fund, Inc.

	We have audited the accompanying statements of assets and liabilities including the schedules of investments of Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund (funds within Morgan Keegan Select Fund, Inc.), as of June 30, 1999, and the related statements of operations, statements of changes in net assets and financial higlights for the period from commencement (March 22, 1999) to June 30, 1999. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to ex-press an opinion on these financial statements and financial highlights based on our audits.
	We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We be-lieve that our audits provide a reasonable basis for our opinion.
	In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund as of
June 30, 1999, the results of their operations, changes in their net assets and financial highlights for the period from commencement (March 22, 1999) to June
30, 1999 in conformity with generally accepted accounting principles.



Memphis, Tennessee
July 30, 1999